UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2019

CELEXUS, INC.

 (Exact name of registrant as specified in its charter)

Nevada	000-52069	98-0466350
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

8275 S. Eastern Ave. Suite 200 Las Vegas, NV	88123
(Address of principal executive offices)	(Zip Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).                                                 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 8.01 Other Matters

The Company today has begun the application process for its listing on the Frankfurt Stock Exchange. The Company has contacted a specialist to assist with the submission and has delivered the application package thereto.

The Company will provide further updates on the dual listing as it progresses.

Item 9.01  Financial Statements and Exhibits

None.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 26, 2019

Celexus, Inc.

/s/ Lisa Averbuch

Lisa Averbuch, President

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EXHIBIT INDEX

No.	Exhibits

None.

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